EXHIBIT 32


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                                  CERTIFICATION
                 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Synergy Resources Corporation, (the "Company") on Form 10-Q for the quarter ended February 28, 2011, as filed with the Securities Exchange Commission on the date hereof (the "Report") Ed Holloway, the Principal Executive Officer of the Company and Frank L. Jennings, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


 April 11, 2011                     /s/ Ed Holloway
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                                   Ed Holloway, Principal Executive Officer



April 11, 2011                    /s/ Frank L. Jennings
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                                  Frank L. Jennings, Principal Financial Officer